UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2005
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Selected Financial Data
Management's Discussion and Analysis
Financial Statements and Supplementary Data
Selected Financial Data
Management's Discussion and Analysis
Financial Statements and Supplementary Data
Consent of Independent Registered Public Accounting Firm

Section 8 – Other Events

Item 8.01. Other Events

Exelon Corporation (Exelon) and its wholly owned subsidiary, Exelon Generation Company, LLC (Generation), are filing this current report on Form 8-K in order to recast, as required, the information contained in Exelon’s and Generation’s annual report on Form 10-K for the year ended December 31, 2004 in order to conform to the presentation of the following items in Exelon’s and Generation’s report on Form 10-Q for the quarterly period ended March 31, 2005:

a)	the presentation of certain businesses as discontinued operations within Exelon’s and Generation’s Consolidated Statements of Income and Comprehensive Income, and

b)	a change in the reportable segments presented by Exelon.

Each of these items is discussed further below.

Discontinued Operations

As previously reported in a separate report on Form 8-K filed on February 1, 2005, subsidiaries of Generation completed a series of transactions on January 31, 2005 that resulted in Generation’s sale of its investment in Sithe Energies, Inc. (Sithe). Under the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” Exelon determined that Sithe’s results of operations and the gain on sale of Sithe should be presented for the first quarter of 2005, and for the comparable period in 2004, as discontinued operations.

Additionally, during 2003 and 2004 Exelon sold or wound down substantially all components of Exelon Enterprises Company, LLC (Enterprises) and AllEnergy Gas & Electric Marketing LLC (AllEnergy). Ownership of AllEnergy was transferred from Enterprises to Generation on January 1, 2004. The results of operations of qualifying components of Enterprises and AllEnergy and any gain or loss on their sale previously qualified for presentation as discontinued operations but were not presented as discontinued operations based upon a determination by Exelon that such presentation was not material to the financial statements.

Given the first quarter 2005 determination that Sithe’s results of operations and the gain on sale of Sithe should be presented as discontinued operations, Exelon determined that the presentation of the results of operations of the qualifying business components of Enterprises should be conformed and presented as discontinued operations.

Reportable Segment Presentation

Prior to January 1, 2005, Exelon reported financial information for three segments: Generation, Energy Delivery (consisting of the operations of Commonwealth Edison Company and PECO Energy Company) and Enterprises. Generation operates in a single business segment; as such, no separate segment information is provided for this registrant. During 2003 and 2004, Exelon sold or wound down substantially all components of Enterprises. During the first quarter of 2005, Exelon determined that it would no longer present Enterprises as a reportable segment. Accordingly, the remaining Enterprises businesses are reported within “Other.” There has been no change to the reportable segment presented by Generation.

Re-Presentation of Prior Years’ Financial Statements

In connection with the proposed merger between Exelon and Public Service Enterprise Group Incorporated, Exelon has undertaken to register, under the Securities and Exchange Act of 1933, additional common shares that may be issued in connection with the merger. Accordingly, information presented in Items 6,7 and 8 of Exelon’s and Generation’s annual report on Form 10-K for the year ended December 31, 2004 has been recast in this current report on Form 8-K, for all periods presented in the annual report on Form 10-K, to conform to the above-described changes related to the presentation of specified businesses as discontinued operations and the prior Enterprises reportable segment now being included within “Other.” These changes included:

•	Selected Financial Data – The financial information presented for both Exelon and Generation has been recast to separately present income from continuing operations and the results of discontinued operations for all periods presented.

•	Management’s Discussion and Analysis of Financial Condition and Results of Operation – The discussions of the results of operations for both Exelon and Generation have been recast to separately discuss the components of income from continuing operations and the results of discontinued operations for all periods presented. The discussion of Exelon’s results of operations by segment has been recast to include Enterprises within “Other” for all periods presented.

•	Financial Statements and Supplementary Data:

Primary financial statements – The Consolidated Statements of Income for both Exelon and Generation for each of the three years in the period ended December 31, 2004 have been recast to present the above-described businesses as discontinued operations. No other changes were made to the primary financial statements.

Footnotes to the financial statements – The following changes were made:

o	A new footnote entitled “Discontinued Operations,” which describes the nature and composition of the businesses reported as discontinued operations for all periods presented, has been added.

o	Footnote 26 (for Exelon only), entitled “Segment Information,” has been recast to include Enterprises within “Other” for all periods presented.

In addition, information included in Exelon’s and Generation’s annual report on Form 10-K for the year ended December 31, 2004, was recast solely to effect the re-presentation described above, and no attempt has been made to update that information to reflect other subsequent events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
Exelon Corporation:

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operation

99.3	Financial Statements and Supplementary Data

Exelon Generation Company, LLC:

99.4	Selected Financial Data

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operation

99.6	Financial Statements and Supplementary Data

Consents:

99.7	Consent of Independent Registered Public Accounting Firm

* * * * *

This combined Form 8-K is being filed separately by Exelon and Generation (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon and Generation, (b) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20 and Generation—Note 16 and (c) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ J. Barry Mitchell

J. Barry Mitchell Senior Vice President, Chief Financial Officer and Treasurer

May 13, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exelon Corporation:

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operation

99.3	Financial Statements and Supplementary Data

Exelon Generation Company, LLC:

99.4	Selected Financial Data

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operation

99.6	Financial Statements and Supplementary Data

Consents:

99.7	Consent of Independent Registered Public Accounting Firm